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                                                                   EXHIBIT 23(a)

                         Consent of Independent Auditors



We consent to the incorporation by reference in the registration statement (No. 333-04297) on Form S-3 of our report on the consolidated financial statements of Comerica Incorporated and subsidiaries dated January 16, 2003, incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.


/S/ ERNST & YOUNG LLP


April 30, 2003
Detroit, Michigan